UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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BEHRINGER HARVARD REIT I, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
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Behringer Harvard REIT I, Inc.

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 31, 2005

TIME AND DATE:	2:00 p.m. local time on Tuesday, May 31, 2005.

PLACE:	Mayfair Room of the InterContinental Hotel Dallas, 15201 Dallas Parkway, Addison, Texas.

ITEMS OF BUSINESS:	(1) To elect five individuals to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

(2) To consider and vote upon the adoption of the 2005 Incentive Award Plan.

(3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE:	You can vote if you are a stockholder of record as of the record date, the close of business on April 1, 2005.

ANNUAL REPORT:	Our 2004 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING:	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the proxy card sent to you in the preaddressed envelope provided or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

                                                                 By Order of the Board of Directors,

                                        _______________________________________
                         Gerald J. Reihsen, III
                         Secretary

April 15, 2005
Dallas, Texas

BEHRINGER HARVARD REIT I, INC.

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Proxy Statement

2005 Annual Meeting of Stockholders

To Be Held May 31, 2005

 We are providing these proxy materials in connection with the solicitation by the Board of Directors of Behringer Harvard REIT I, Inc. (“Behringer Harvard REIT I,” the “Company,” “we,” or “us”), a Maryland corporation, of proxies for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 31, 2005, at 2:00 p.m. local time at the Mayfair Room of the InterContinental Hotel Dallas, 15201 Dallas Parkway, Addison, Texas 75001 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of 2005 Annual Meeting.

This Proxy Statement, form of proxy and voting instructions are first being mailed or given to stockholders on or about April 15, 2005.

Annual Report

Our Annual Report for the year ended December 31, 2004, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the “SEC”), is being mailed together with this Proxy Statement to each of our stockholders of record at the close of business on April 1, 2005. Alternatively, our Annual Report on Form 10-K may be accessed on-line through our website at www.bhfunds.com or through the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may request a copy of our Annual Report by writing or telephoning us at the following address: 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3700.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on April 1, 2005 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting. As of the Record Date, there were approximately 18,322,647 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important. You can save us the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Voting by mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the five nominees named herein and FOR the adoption of the 2005 Incentive Award Plan, and, if any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting it is deemed to be present for quorum purposes and for all other matters as well. The presence of the holders of 50% of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum. Withheld votes in the election of directors will be counted as votes cast, but abstentions in all other items submitted for stockholder approval will not be counted as votes cast. A broker that holds shares in “street name” generally has the authority to exercise its discretion and vote on routine items such as election of directors when it has not received instructions from the beneficial owner. A broker that holds shares “in street name” does not have the authority to vote on certain non-routine items when it has not received instruction from the beneficial owner. Votes that are not cast on a non-routine matter by a broker who returns a properly executed proxy are known as “broker non-votes.” If the broker returns a properly executed proxy, the shares are counted as present for quorum purposes. If a stockholder or broker returns a properly executed proxy, but does not vote, abstain, withhold or otherwise provide specific instruction with respect to a proposal and does not cross out the proposal, the proxy will be voted “FOR” the election of each of the five nominees named herein and “FOR” the adoption of the 2005 Incentive Award Plan (except in the case of broker non-votes) and in the proxy holder’s discretion with respect to any other matter that may come before the Annual Meeting or any adjournments or postponements thereof.

If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors even if the broker does not receive voting instructions from you.

A majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of directors. Withheld votes and broker non-votes will have the effect of a vote against each nominee for director.

Approval of the 2005 Incentive Award Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Voting By Telephone or Internet

Stockholders of record who live in the United States may submit proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to vote by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting. If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•	providing written notice of such revocation to the Secretary of Behringer Harvard REIT I;

•	signing and submitting a new proxy card with a later date;

•	voting by telephone or Internet (your latest telephone or Internet proxy is counted); or

•	attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Proxy Solicitation

We have hired Phoenix American Financial Services, Inc., an affiliate of our transfer agent (“Phoenix American”), to assist us in the distribution of proxy materials and solicitation of votes. We will not pay Phoenix American a separate fee for assisting in the solicitation but we will reimburse Phoenix American for all of their out-of-pocket expenses in connection with the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services. The costs of proxy solicitation will be borne by us.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members, three of whom (Charles G. Dannis, Steven W. Partridge and G. Ronald Witten) have been determined by the Board of Directors to be “independent” as that term is defined under the NASDAQ rules and the rules of the Securities and Exchange Commission (“SEC”). The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2006 Annual Meeting of Stockholders: Robert M. Behringer, Robert S. Aisner, Charles G. Dannis, Steven W. Partridge and G. Ronald Witten. Each nominee currently serves as a director and, if reelected as a director, will continue in office until his successor has been elected and qualified, or until his earlier death, resignation or retirement. The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The principal occupation and certain other information about the nominees are set forth below.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” NOMINEES TO BE ELECTED AS DIRECTORS

Robert M. Behringer, age 57, is our Chief Executive Officer, President, Chief Investment Officer and Chairman of the Board of Directors, and has served in such capacities since our inception in 2002. In addition, Mr. Behringer is the President and sole manager of Behringer Advisors LP, our advisor (“Behringer Advisors”). He is also the majority owner, sole manager, Chief Executive Officer and President of Behringer Harvard Holdings, LLC, the parent corporation of Behringer Advisors (“Behringer Harvard Holdings”). Since 2002, Mr. Behringer has been a general partner of Behringer Harvard Short-Term Opportunity Fund I LP and Behringer Harvard Mid-Term Value Enhancement Fund I LP, each a publicly registered real estate limited partnership. Mr. Behringer also controls the general partner of Behringer Harvard Strategic Opportunity Fund I LP, a private real estate limited partnership, and is the Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of Behringer Harvard Opportunity REIT I, Inc. Since 2001, Mr. Behringer has also been the Chief Executive Officer and sole manager of the following: HPT Management Services LP, our property manager (“HPT Management”); Behringer Securities LP, our dealer manager (“Behringer Securities”); Harvard Property Trust, LLC, the general partner of our advisor (“Harvard Property Trust”); IMS, LLC, the general partner of HPT Management (“IMS”); and Behringer Development Company LP, a company organized to develop real properties (“Behringer Development”). Since 2001, Mr. Behringer has also been the Chief Executive Officer, President and a manager of Behringer Harvard Partners, LLC (“Behringer Harvard Partners”), which is the limited partner of each of Behringer Securities, HPT Management, Harvard Property Trust, Behringer Advisors and IMS.

From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately held REIT formed by Mr. Behringer that has been liquidated and that had a net asset value of approximately $200 million before its liquidation. Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989 that invested in single asset limited partnerships. From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (now known as Lend Lease Real Estate Investments, Inc.), one of the largest pension funds advisors and owners of real estate in the United States. While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the South Central United States, including Texas, Louisiana, Arkansas, Oklahoma and Mississippi. The portfolio included institutional quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet with a value of approximately $2.8 billion. Although Mr. Behringer was a significant participant in acquisitions, management, leasing, redevelopment and dispositions, his primary responsibility was to increase net operating income and the overall value of the portfolio.

Mr. Behringer has over 25 years of experience in real estate investment, management and finance activities, including approximately 140 different properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational properties. In addition to being the President and a director of Behringer Harvard REIT I, he is currently the general partner or a co-general partner in several real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties. Mr. Behringer is a Certified Property Manager, Real Property Administrator, Certified Hotel Administrator and Texas Real Estate Broker, holds Series 7, 24 and 63 securities licenses and is a member of the Institute of Real Estate Management, the Building Owners and Managers Association, the Urban Land Institute and the Real Estate Council. Mr. Behringer has also been a licensed certified public accountant for over 20 years. Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

Robert S. Aisner, age 58, is our Chief Operating Officer and a director. Mr. Aisner served as an independent director from our inception until February 2003, at which time he began his service as our director and Chief Operating Officer, positions that Mr. Aisner continues to hold with us. Mr. Aisner also serves as the President of the other Behringer Harvard companies. Mr. Aisner has over 30 years of commercial real estate experience. From 1996 until joining us in 2002, Mr. Aisner served as (i) Executive Vice President of Amli Residential Properties Trust, a New York Stock Exchange listed real estate investment trust, or REIT, that is focused on the development, acquisition and management of upscale apartment communities and serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (ii) President of Amli Management Company, which oversees all of Amli’s apartment operations in 80 communities, (iii) President of the Amli Corporate Homes division that invests in and manages corporate housing properties, (iv) Vice President of Amli Residential Construction, a division of Amli that performs real estate construction services, and (v) Vice President of Amli Institutional Advisors, the Amli division that serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities. Mr. Aisner also served on Amli’s Executive Committee and Investment Committee from 1999 until 2003. From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management company. From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development company, where he served as Vice President.

Since February 2003, Mr. Aisner has also served as Executive Vice President - Real Estate Operations of Behringer Harvard Holdings and President of Harvard Property Trust, IMS, HPT Management and Behringer Development. Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Charles G. Dannis, age 55, is an independent director of the Company. Mr. Dannis has been a member of our Board of Directors since February 2003. Mr. Dannis has been a commercial real estate appraiser and consultant since 1972. Mr. Dannis co-founded the firm Crosson Dannis, Inc., a real estate consulting firm, in 1977 and has been employed by such firm since that time. He is past Treasurer and Member of the Board of the National Council of Real Estate Investment Fiduciaries and past Chairman of its Valuation Committee. He has been an active member of the Pension Real Estate Association, American Real Estate Society and Urban Land Institute. Since 1988, Mr. Dannis has been an adjunct professor/lecturer in Real Estate and Urban Land Economics in the Cox School of Business at Southern Methodist University in both the undergraduate and graduate schools. Mr. Dannis is also an award-winning teacher for the Mortgage Bankers Association of America School of Mortgage Banking. Mr. Dannis received a Bachelor of Business Administration degree from Southern Methodist University. He holds the MAI designation from the Appraisal Institute.

Steven W. Partridge, age 47, is an independent director of the Company. Mr. Partridge has been a member of our Board of Directors since October 2003. Mr. Partridge has over 20 years of commercial real estate and related accounting experience. Since October 1997, Mr. Partridge has served as Chief Financial Officer and Senior Vice President of Coyote Management, LP, a real estate limited partnership that owns, manages, and leases regional shopping malls. From December 1983 to September 1997, Mr. Partridge served as a Director of Accounting and Finance, Asset Manager, and then Vice President of Asset Management with Lend Lease Real Estate Investments, Inc., a commercial real estate investment company, and its predecessor, Equitable Real Estate Investment Management, Inc. Mr. Partridge has been licensed as a certified public accountant for over 20 years and during that time has been a member of American Institute of CPAs, Texas Society of CPAs, International Council of Shopping Centers, and the CCIM Institute with a Certified Commercial Investment Member designation. Mr. Partridge earned a Bachelor of Accountancy degree, cum laude, and a Master of Accountancy degree (graduate fellowship) from the University of Mississippi.

G. Ronald Witten, age 54, is an independent director of the Company. Mr. Witten has been a member of our Board of Directors since April 2004. Since January 2001, Mr. Witten has served as President of Witten Advisors LLC, a market advisory firm providing ongoing market advisory services to apartment developers, investors and lenders nationwide to identify the location and timing of future development and acquisitions opportunities for the nation’s 40 largest apartment markets. Mr. Witten began his career at M/PF Research, Inc., a national leader in apartment market data and market analysis, in 1973 and served as its president from 1978 to 2000. Mr. Witten has been particularly active in the Urban Land Institute and the National Multi Housing Council, and is currently a member of the NMHC’s Research Advisory Group. In July 2004, Mr. Witten completed his term as Chairman of ULI’s Multi-Family Silver Council. Mr. Witten received his Bachelor of

Business Administration degree from Texas Tech University and has completed graduate classes in statistics and economics at Southern Methodist University.

Independence

As required by our Charter, a majority of the members of our Board of Directors must qualify as “independent” as affirmatively determined by the Board. The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Behringer Harvard REIT I, our senior management and our independent public accounting firm, the Board has determined that the majority of our Board is comprised of independent directors.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2004, the Board of Directors met ten times and took action by unanimous written consent four times. Each of our directors attended all of the meetings of the Board of Directors, and of the committees on which he served, during 2004. We encourage our directors to attend our annual meetings of stockholders.  In 2004 all of our directors attended the annual meeting of stockholders. Our entire Board considers all major decisions concerning our business, including any property acquisitions. However, our Board has established committees so that certain functions can be addressed in more depth than may be possible at a full Board meeting. The Board of Directors has established three permanent committees, each composed solely of independent directors: the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee. The Audit Committee is comprised of independent directors Steven W. Partridge, the chairman, Charles G. Dannis and G. Ronald Witten. Our Board of Directors has determined that Mr. Partridge is an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, and to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. The Audit Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.bhfunds.com. Each of the members of the Audit Committee is “independent” under NASDAQ rules and applicable SEC rules. During the fiscal year ended December 31, 2004, the Audit Committee met five times.

Compensation Committee. Our Board of Directors has also established a Compensation Committee to assist the Board of Directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our executive officers and our directors. The Compensation Committee consists of Mr. Dannis, the chairman, and Messrs. Partridge and Witten. The primary duties of the Compensation Committee include reviewing all forms of compensation for our executive officers, if any, and our directors, approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares; and advising the Board on changes in compensation. If we determine to hire employees, our Compensation Committee would also be charged with overseeing our compensation practices with respect to those employees. Currently, we do not compensate our executive officers, and only our directors who are not employed by us or our affiliates, or by Behringer Advisors or its affiliates, receive compensation for their services to us. The Compensation Committee also administers our 2002 Employee Stock Option Plan. The Compensation Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.bhfunds.com. Each of the members of the Compensation Committee is “independent” under NASDAQ rules and applicable SEC rules. Because no compensation issues requiring action by the committee arose during the fiscal year ended December 31, 2004, the Compensation Committee did not meet during the fiscal year ended December 31, 2004.

Nominating Committee. The Nominating Committee consists of independent directors G. Ronald Witten, the chairman, Charles G. Dannis and Steven W. Partridge. The Nominating Committee recommends nominees to serve on our Board of Directors. The Nominating Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.bhfunds.com. Each of the members of the Nominating Committee is “independent” under NASDAQ rules and applicable SEC rules. The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our Amended and Restated Bylaws. Generally, this requires that the stockholder send certain information about the nominee to our Corporate Secretary between 90 and 120 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our directors take a critical role in guiding our strategic direction and oversee our management, Board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our industry. The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and will periodically review and recommend for approval by the Board any updates to the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account favorably in considering individual candidates. The Nominating Committee will evaluate the qualifications of each director candidate against these criteria in making its recommendation to the Board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our Amended and Restated Bylaws will be no different than the process for evaluating other candidates considered by the Nominating Committee. The Nominating Committee was formed in 2004 and did not meet during the fiscal year ended December 31, 2004. The nominees to be considered for membership to the Board of Directors at this Annual Meeting were nominated by the Nominating Committee in March 2005 and approved by the full Board.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors. Such parties can contact the Board by mail at: Chairperson of the Behringer Harvard REIT I, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, No. 140, Dallas, Texas 75209-4330. The Chairman of the Audit Committee will receive all communications made by this means.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct Policy that is applicable to all members of our Board of Directors, our executive officers and our employees. We have posted the policy on our website, at www.bhfunds.com. If, in the future, we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Directors’ Compensation

We pay each of our directors who is not our employee or an employee of Behringer Advisors or their affiliates $1,250 per month plus $500 for each Board or committee meeting the director attends. We pay the chairman of our Audit Committee $1,000 (rather than $500) for each meeting of the Audit Committee he attends. In addition, we have reserved 1,000,000 shares of common stock for future issuance upon the exercise of stock options granted to the non-employee directors pursuant to our Director Option Plan (as defined below). It is our current policy to grant to each of our non-employee directors an option to purchase 3,000 shares of common stock at $12.00 per share upon their initial election as a director and upon each reelection as a director. The options become exercisable one year after the date of grant. We have also reserved 1,000,000 shares of common stock for future issuance upon the exercise of warrants to be granted to the non-employee directors pursuant to our Director Warrant Plan (as defined below). Our policy for compensating our non-employee directors will change if the stockholders approve the 2005 Incentive Award Plan at the Annual Meeting, as discussed below. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director is also an employee of us or our affiliates, or an employee of Behringer Advisors or its affiliates, we do not pay compensation for services rendered as a director.

If the 2005 Incentive Award Plan is approved by the stockholders at the Annual Meeting, our policy will be to grant each non-employee director an option to purchase 5,000 shares of common stock on the date he or she first becomes a director and upon each person’s reelection as a director. Before we begin having appraisals by an independent third party, file a registration statement for a firm commitment underwritten public offering of our shares or list our shares on a national exchange, the exercise price for such options will be $9.10 per share, unless the Board of Directors determines otherwise. We currently intend that options granted under the 2005 Incentive Award Plan will become exercisable on the first anniversary of the date of grant. For more information on the proposed 2005 Incentive Award Plan, see “Proposal 2.”

Executive Officers

In addition to Robert M. Behringer and Robert S. Aisner, as of April 1, 2005, the following individuals currently serve as our executive officers:

Gerald J. Reihsen, III, age 46, has served as our Executive Vice President - Corporate Development & Legal and Secretary since our inception in 2002. He also serves in such capacity with Behringer Advisors. Since 2001, Mr. Reihsen has served in this and similar executive capacities with the other Behringer Harvard companies, including serving as President of Behringer Securities.

For over 20 years, Mr. Reihsen’s business and legal background has centered on sophisticated financial and transactional matters, including commercial real estate transactions, real estate partnerships, and public and private securities offerings. For the period from 1985 to 2000, Mr. Reihsen practiced as an outside corporate securities attorney. After serving from 1986 to 1995 in the corporate department of Gibson, Dunn & Crutcher, a leading international commercial law firm, Mr. Reihsen established his own firm, Travis & Reihsen, where he served as a corporate/securities partner until 1998. In 1998, Mr. Reihsen became the lead partner in the corporate/securities section of the law firm Novakov Davis, where he served until 2000. In 2000, he practiced law as a principal of Block & Balestri, a corporate and securities law firm. In 2000 and 2001, Mr. Reihsen was employed as the Vice President - Corporate Development and Legal of Xybridge Technologies, Inc., a telecommunications software company that Mr. Reihsen helped guide through venture funding, strategic alliances with international telecommunications leaders and its ultimate sale to Zhone Technologies, Inc. Mr. Reihsen holds Series 7, 24, 27 and 63 securities licenses. Mr. Reihsen received a Bachelor of Arts degree, magna cum laude, from the University of Mississippi and a Juris Doctorate degree, cum laude, from the University of Wisconsin.

      Gary S. Bresky, age 38, is our Chief Financial Officer and Treasurer, and has served in such capacities since our inception in 2002. Mr. Bresky is also the Chief Financial Officer and Treasurer of Behringer Advisors and all of the other Behringer Harvard companies.

Prior to his employment with us, Mr. Bresky served, from 1996 to 2001, as a Senior Vice President of Finance with Harvard Property Trust, Inc. In this capacity, Mr. Bresky was responsible for directing all accounting and financial reporting functions and overseeing all treasury management and banking functions. Mr. Bresky was also integral in analyzing deal and capital structures as well as participating in all major decisions related to any acquisition or sale of assets.

From 1995 until 1996, Mr. Bresky worked in the Real Estate Group at Coopers & Lybrand LLP in Dallas, Texas, where he focused on finance and accounting for both public and private real estate investment trusts. His experience included conducting annual audits, preparing quarterly and annual public securities reporting compliance filings and public real estate securities registration statements for his clients. From 1989 to 1994, Mr. Bresky worked with Ten West Associates, LTD and Westwood Financial Corporation in Los Angeles, California as a real estate analyst and asset manager for two commercial real estate portfolios totaling in excess of $185 million. From 1988 until 1989, Mr. Bresky worked as an analysts’ assistant for both Shearson-Lehman Bros., Inc. and Hambrecht and Quist Inc. assisting brokers in portfolio management. Mr. Bresky has been active in commercial real estate and related financial activities for over 15 years and holds Series 7, 24, 27 and 63 securities licenses. Mr. Bresky received a Bachelor of Arts degree from the University of California - Berkeley and a Masters of Business Administration degree from the University of Texas at Austin.

M. Jason Mattox, age 29, is our Senior Vice President, and has served in such a capacity since our inception in 2002. Since 2002, Mr. Mattox has served as a Vice President of Behringer Advisors. Mr. Mattox also serves in a similar capacity with the other Behringer Harvard companies.

From 1997 until joining us in 2002, Mr. Mattox served as a Vice President of Harvard Property Trust, Inc. and became a member of its Investment Committee in 1998. From 1999 until 2001, Mr. Mattox served as Vice President of Sun Resorts International, Inc., a recreational property investment company, coordinating marina acquisitions throughout the southern United States and the U.S. Virgin Islands. From 1999 until 2001, in addition to providing services related to investing, acquisition, disposition and operational activities, Mr. Mattox served as an asset manager with responsibility for over one million square feet of Harvard Property Trust, Inc.’s commercial office assets in Texas and Minnesota, overseeing property performance, management offices, personnel and outsourcing relationships.

Mr. Mattox is a continuing member of the Building Owners and Managers Association and the National Association of Industrial and Office Properties. Mr. Mattox formerly was a member of the National Association of Real Estate Investment Trusts and the Texas Association of Builders. Mr. Mattox has been active in commercial real estate and related financial activities for over six years and holds Series 7, 24 and 63 securities licenses. Mr. Mattox received a Bachelor of Business Administration degree, with honors, and a Bachelor of Science degree, cum laude, from Southern Methodist University.

Executive Compensation

Our executive officers, including Mr. Behringer, our chief executive officer, do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of Behringer Advisors, our advisor, and its affiliates and are compensated by an affiliate of Behringer Harvard Holdings for their services to us as well as their services to our other affiliates. A description of the fees that we pay to our advisor and other affiliates is found in the “Certain Transactions” section below.

Non-Employee Director Stock Option Plan

The Behringer Harvard REIT I Non-Employee Director Stock Option Plan (“Director Option Plan”) was approved by our Board of Directors and stockholders on June 26, 2002. As of April 1, 2005, options to acquire 3,000 shares of our common stock had been granted under such plan to each of Messrs. Dannis, Partridge and Witten. These options were granted on May 27, 2004 with an exercise price of $12.00 per share and will vest on May 27, 2005. A total of 1,000,000 shares have been authorized and reserved for issuance under our Director Option Plan.

The purpose of our Director Option Plan is to promote our interests by providing directors who are not employees of ours or our affiliates, or employees of Behringer Advisors or its affiliates, the opportunity to purchase our shares in order to attract and retain these directors. Options granted under our Director Option Plan are intended to provide these directors with an incentive to increase the value of our shares and a stake in our future that corresponds to the stake of each of our stockholders.

Our Director Option Plan is administered by our Board of Directors, which has delegated such authority to the Compensation Committee of the Board as permitted by the plan. The Director Option Plan authorizes our Board of Directors to grant non-qualified stock options to selected members of our Board of Directors who are not employees of Behringer Harvard REIT I or Behringer Advisors or their affiliates subject to the absolute discretion of the Board and the applicable limitations of the Director Option Plan. We intend to grant options under our Director Option Plan to each qualifying director when such person becomes a qualified director and thereafter annually upon reelection. However, no grant will be made under the plan if such grant would cause the director to exceed the 10% ownership limit described below in the section captioned “- Provisions Applicable to Our Director Option Plan, Director Warrant Plan and Employee Option Plan,” in which case the grant will be delayed. Annual grants are expected to be made on the date of each annual stockholder meeting in which the respective non-employee director is reelected. The exercise price for the options granted under our Director Option Plan currently is $12.00 per share. It is intended that the exercise price for future options granted under our Director Option Plan will be at least 120% of the fair market value of our common stock as of the date that the option is granted.

Options granted under our Director Option Plan are evidenced by a stock option agreement, which contains such terms and provisions as our Board of Directors deems appropriate except as otherwise specified in the Director Option Plan. We currently intend that options granted under the Director Option Plan will become exercisable on the first anniversary of the date of grant. Options granted under our Director Option Plan will lapse and no longer be exercisable on the first to occur of (1) the fifth anniversary of the date they are granted, (2) immediately following the date the director ceases to be a director for cause, (3) three months following the date the director ceases to be a director for any reason other than for cause or as a result of death or disability, or (4) one year following the date the director ceases to be a director by reason of death or disability. Options granted under the Director Option Plan may be exercised by payment of cash or through the delivery of shares of our common stock with a fair market value equal to the exercise price to be paid. No options issued under our Director Option Plan may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code of 1986 (the “Code”).

The Director Option Plan will be terminated if the stockholders approve the 2005 Incentive Award Plan at the Annual Meeting; however the options granted under such plan will remain outstanding and subject to the terms of the Director Option Plan.

Non-Employee Director Warrant Plan

The Behringer Harvard REIT I Non-Employee Director Warrant Plan (“Director Warrant Plan”) was approved by our Board of Directors and stockholders on June 26, 2002. A total of 1,000,000 shares of our common stock have been authorized and reserved for issuance under our Director Warrant Plan. As of April 1, 2005, no warrants had been granted under such plan.

The purpose of our Director Warrant Plan is to promote our interests by encouraging our directors who are not employees of Behringer Harvard REIT I or Behringer Advisors or their affiliates to purchase shares by providing an incentive to increase the value of our shares and a stake in our future that corresponds to the stake of each of our stockholders.

Our Director Warrant Plan is administered by our Board of Directors, who may delegate such authority to a committee of the Board. The Director Warrant Plan provides for the issuance of warrants to purchase shares of our common stock to non-employee directors based on the number of shares of common stock that they purchase during a purchase period that begins on the effective date of the Director Warrant Plan and ends on the earlier of (1) the termination of the Director Warrant Plan by action of our Board of Directors or otherwise, or (2) 5:00 p.m. Eastern Time on the date of listing of our shares for trading on a national securities exchange or for quotation on The NASDAQ Stock Market. Under the Director Warrant Plan, each director who is not an employee of ours or our affiliates, or an employee of Behringer Advisors or its affiliates, will automatically receive a warrant to purchase one share of our common stock for every 25 shares of our common stock that he or she purchases during the purchase period. The exercise price of the warrants will initially be $12.00 per share, and the exercise price for future warrants issued under the Director Warrant Plan will be no less than 120% of the fair market value of the common stock.

The Director Warrant Plan will be terminated if the stockholders approve the 2005 Incentive Award Plan at the Annual Meeting.

2002 Employee Stock Option Plan

The Behringer Harvard REIT I 2002 Employee Stock Option Plan (“Employee Option Plan”) was approved by our Board of Directors and stockholders on June 26, 2002. A total of 10,000,000 shares have been authorized and reserved for issuance under our Employee Option Plan, and as of April 1, 2005, no options have been granted pursuant to our Employee Option Plan.

The purpose of our Employee Option Plan is to enable us and our advisor, Behringer Advisors, and our property manager, HPT Management, to obtain or retain the services of employees considered essential to our long-term success by offering such employees an opportunity to participate in our growth through ownership of our common stock.

Our Employee Option Plan is administered by our Compensation Committee of the Board. Our Employee Option Plan authorizes the Board to grant incentive stock options (“ISOs”), if applicable, and/or non-qualified stock options to selected employees of Behringer Harvard REIT I, of Behringer Advisors and/or of HPT Management, subject to the absolute discretion of a committee authorized by the Board of Directors and the applicable limitations of our Employee Option Plan. The exercise price for the options granted under our Employee Option Plan initially will be $12.00 per share, and the exercise price for future options granted under our Employee Option Plan will be no less than 120% of the fair market value of the common stock.

Options granted under our Employee Option Plan will be evidenced by a stock option agreement, which will contain such terms and provisions as our Board of Directors deems appropriate except as otherwise specified in our Employee Option Plan. Our Board of Directors will set the period during which the right to exercise an option vests in the holder of the option. Although as of this date we have not granted any options under our Employee Option Plan, we currently intend that options granted under our Employee Option Plan will become exercisable on the later of (i) the day following the termination of our current public offering of common stock, or (ii) the first anniversary of the date of grant. Options granted under our Employee Option Plan will lapse and no longer be exercisable on the first to occur of (1) the fifth anniversary of the date they are granted, (2) immediately following the date the employee ceases to be an employee for cause, (3) three months following the date the employee ceases to be an employee for any reason other than cause or death or disability, or (4) one year following the date the employee ceases to be an employee by reason of death or disability. Options granted under our Employee Option Plan may be exercised by payment of cash, through the delivery of shares of common stock with a fair market value equal to the exercise price to be paid, or by a combination of both. No options issued under our Employee Option Plan may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

The Employee Option Plan will be terminated if the stockholders approve the 2005 Incentive Award Plan at the Annual Meeting.

Provisions Applicable to Our Director Option Plan, Director Warrant Plan and Employee Option Plan

In no event will an option or warrant be granted to a director or executive officer if the shares available for purchase subject to such grant, when added to all other shares available for purchase and all other shares purchased by such director or officer pursuant to other issued and outstanding options or warrants, would exceed 10% of the issued and outstanding shares of common stock determined as of the date of grant of such option or warrant. Except as otherwise provided in an option agreement or a warrant agreement, if a change of control occurs and the agreements effecting the change of control do not provide for the assumption or substitution of all options and/or warrants granted under our Director Option Plan, Director Warrant Plan or Employee Option Plan, as applicable, options and warrants granted under the non-assumed plans will terminate and be forfeited immediately upon the occurrence of the change of control. However, the Board in its sole and absolute discretion, may, with respect to any or all of such options or warrants, take any or all of the following actions to be effective as of the date of the change of control (or as of any other date fixed by the Board occurring within the 30-day period immediately preceding the date of the change of control, but only if such action remains contingent upon the change of control), such date being referred to herein as the “Action Effective Date”:

•	accelerate the vesting and/or exercisability of the non-assumed option or warrant; and/or

•	unilaterally cancel such non-assumed option or warrant in exchange for:

▪ whole and/or fractional shares (or for whole shares and cash in lieu of any fractional share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the excess of the fair market value of the shares that could be purchased subject to such non-assumed option or warrant determined as of the Action Effective Date (taking into account vesting) over the aggregate exercise price for such shares; or

	▪	cash or other property equal in value to the excess of the fair market value of the shares that could be purchased subject to such non-assumed option or warrant determined as of the Action Effective Date (taking into account vesting) over the aggregate exercise price for such shares; and/or,

•		unilaterally cancel such non-assumed option or warrant after providing the holder of such option or warrant with (1) an opportunity to exercise such non-assumed option or warrant to the extent vested within a specified period prior to the date of the change of control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period.

If the number of our outstanding shares is changed into a different number or kind of shares or securities through a reorganization or merger in which we are the surviving entity, or through a combination, recapitalization or otherwise, an appropriate adjustment will be made in the number and kind of shares that may be issued pursuant to exercise of options or warrants granted under our Director Option Plan, Director Warrant Plan or Employee Option Plan. A corresponding adjustment to the exercise price of such options granted prior to any change will also be made. Any such adjustment, however, will not change the total payment, if any, applicable to the portion of the options or warrants not exercised, but will change only the exercise price for each share.

Fair market value for purposes of our Director Option Plan, Director Warrant Plan and Employee Option Plan is defined generally to mean:

•	the average closing sale price for the five consecutive trading days ending on such date, if the shares are traded on a national stock exchange;

•	the average of the high bid and low asked prices on such date, if the shares are quoted on The NASDAQ Stock Market;

•	the per share offering price of our common stock, if there is a current public offering and the shares are not traded or listed as provided above; or

•	the fair market value as determined by our Board of Directors.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of the options, warrants and rights under all of our existing equity compensation plans as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	9,000	$12.00	11,991,000*
Equity compensation plans not approved by security holders	-	-	-
Total	9,000	$12.00	11,991,000

_________________
*	Includes 10,000,000 shares authorized under our 2002 Employee Stock Option Plan, 991,000 shares authorized under our Non-Employee Director Stock Option Plan, and 1,000,000 shares authorized under our Non-Employee Director Warrant Plan.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of a Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Because we do not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are not yet required to comply with beneficial ownership reporting under Section 16(a) of the Exchange Act.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of April 1, 2005, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 18,322,647 shares of common stock outstanding as of April 1, 2005.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Robert M. Behringer(2)(3).................................................................................................	22,768	*
Robert S. Aisner(3)(4)........................................................................................................	-	-
Charles G. Dannis(5)..........................................................................................................	3,000	*
Steven W. Partridge(6)......................................................................................................	3,000	*
G. Ronald Witten(7)...........................................................................................................	3,000	*
Gerald J. Reihsen, III(3)(8).................................................................................................	-	-
Gary S. Bresky(3)(9)...........................................................................................................	-	-
M. Jason Mattox(3)(10).....................................................................................................	-	-
All current directors and executive officers as a group (8 persons).......................................................................................................................	31,768	*
_________________
*	Represents less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 1, 2005 Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Consists of 2,768 shares of common stock held by Mr. Behringer directly and 20,000 shares of common stock held by Behringer Harvard Holdings, LLC.

(3)	The address of Messrs. Behringer, Aisner, Reihsen, Bresky and Mattox is c/o Behringer Harvard REIT I, Inc., 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

(4)
Does not include 20,000 shares owned by Behringer Harvard Holdings, of which Mr. Aisner controls the disposition of 4.0% of the limited liability company interests. Mr. Behringer has the right to vote Mr. Aisner’s interests in Behringer Harvard Holdings.

(5)
Represents shares of common stock issuable upon the exercise of vested options. The address of Mr. Dannis is c/o Crosson Dannis, Inc. Campbell Center II, 8150 North Central Expressway, Suite 950, Dallas, Texas 75206.

(6)	Represents shares of common stock issuable upon the exercise of vested options. The address of Mr. Partridge is c/o Coyote Management, L.P., 16475 Dallas Parkway, Suite 250, Addison, Texas 75001.

(7)	Represents shares of common stock issuable upon the exercise of vested options. The address of Mr. Witten is c/o Witten Advisors, LLC, 8235 Douglas Avenue, Suite 420, Dallas, Texas 75225

(8)
Does not include 20,000 shares owned by Behringer Harvard Holdings, of which Mr. Reihsen controls the disposition of 4.5% of the limited liability company interests. Mr. Behringer has the right to vote Mr. Reihsen’s interests in Behringer Harvard Holdings.

(9)
Does not include 20,000 shares owned by Behringer Harvard Holdings, of which Mr. Bresky controls the disposition of 3.0% of the limited liability company interests. Mr. Behringer has the right to vote Mr. Bresky’s interests in Behringer Harvard Holdings.

(10)
Does not include 20,000 shares owned by Behringer Harvard Holdings, of which Mr. Mattox controls the disposition of 1.5% of the limited liability company interests. Mr. Behringer has the right to vote Mr. Mattox’s interests in Behringer Harvard Holdings.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company’s results. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with its independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC. The Audit Committee has selected and the Board of Directors has ratified the selection of the Company’s independent registered public accounting firm. The following independent directors, who constitute the Audit Committee, provide the foregoing report.

            AUDIT COMMITTEE:

            Steven W. Partridge, Chairman
            Charles G. Dannis
            G. Ronald Witten

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since our formation in 2002. Our management believes that they are knowledgeable about our operations and accounting practices and is well qualified to act as our independent registered public accounting firm. Therefore, the Board, upon recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP to act as our independent registered public accounting firm to examine our consolidated financial statements for our 2005 fiscal year.

One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for the audit of our annual financial statements for the years ended December 31, 2004 and 2003, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods:

	2004	2003
Audit Fees (1)....................................................................................	$208,300	$68,100
Audit-Related Fees (2).....................................................................	296,717	31,142
Tax Fees (3)........................................................................................	12,200	7,500
All Other Fees ...................................................................................	—	—
Total Fees....................................................................................	$517,217	$106,742

_________________

       (1)    Audit Fees consist principally of fees for the audit of our annual financial statements and review of our financial statements included in our quarterly reports on Form 10-Q for those years and fees incurred in connection with the filing of registration statements with the SEC.

      (2)    Fees for 2004 consisted of professional services performed in connection with a review of our financial statements that were included in our Registration Statement on Form S-3 and our Registration Statement on Form S-11 and a review of pro forma financial statements for property acquisitions. Fees for 2003 related to consultations concerning financial accounting and reporting standards.

   (3)    Tax Fees consist principally of fees for tax compliance and preparation, tax advice and tax planning.

The Audit Committee considers the provision of these services to be compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN TRANSACTIONS

Certain of our affiliates received fees and compensation in connection with our initial public offering of common stock, which began on February 19, 2003 and terminated on February 19, 2005 (the “Initial Offering”), and in connection with the acquisition, management and sale of our assets. The following is a summary of the related party fees and compensation we incurred during the years ended December 31, 2004 and 2003.
			Total capitalized
		Total capitalized	to investments in
	Total	to offering	tenant-in-common	Total capitalized	Total
for the year ended Decmber 31, 2004	incurred	costs	interests	to real estate	expensed
Behringer Securities commissions and dealer manager fees	$11,379,466	$11,379,466	$-	$-	$-

Behringer Advisors, reimbursement of organization and offering expenses	3,040,050	2,822,153	-	-	217,897

Behringer Advisors, acquisition, advisory fees and expenses	5,103,032	-	4,410,032	693,000	-

HPT Management LP, property management and leasing fees	205,515	-	-	-	205,515

Behringer Advisors, asset management fee	89,596	-	-	-	89,596
Total	$19,817,659	$14,201,619	$4,410,032	$693,000	$513,008

			Total capitalized
		Total capitalized	to investments in
	Total	to offering	tenant-in-common	Total capitalized	Total
for the year ended Decmber 31, 2003	incurred	costs	interests	to real estate	expensed
Behringer Securities commissions and dealer manager fees	$763,354	$763,354	$-	$-	$-

Behringer Advisors, reimbursement of organization and offering expenses	204,887	187,312	-	-	17,575

Behringer Advisors, acquisition, advisory fees and expenses	220,193	-	220,193	-	-

HPT Management LP, property management and leasing fees	7,148	-	-	-	7,148

Behringer Advisors, asset management fee	3,072	-	-	-	3,072
Total	$1,198,654	$950,666	$220,193	$-	$27,795

Behringer Securities LP (“Behringer Securities”), our affiliated dealer manager for the Initial Offering and our second public offering of our common stock that commenced on February 11, 2005 (the “Current Offering”), receives commissions of up to 7.0% of gross offering proceeds before reallowance of commissions earned by participating broker-dealers. In connection with the Initial Offering, up to 2.5% of gross proceeds before reallowance to participating broker-dealers were paid to Behringer Securities as a dealer manager fee; except that this dealer manager fee was reduced to 1.0% of the gross proceeds of purchases made pursuant to the distribution reinvestment feature of our distribution reinvestment and automatic purchase plan. In connection with the Current Offering, up to 2.0% of gross proceeds before reallowance to participating broker-dealers will be paid to Behringer Securities as a dealer manager fee; except that no dealer manager fee will be paid on purchases made pursuant to our distribution reinvestment plan. Behringer Securities reallows all of its commissions of up to 7.0% of gross offering proceeds to participating broker-dealers and reallows a portion of its dealer manager fee of up to 1.5% of the gross offering proceeds to be paid to such participating broker-dealers as marketing fees, including bona fide conference fees incurred, and due diligence expense reimbursement. In the year ended December 31, 2004, Behringer Securities’ commissions and dealer manager fees totaled $8,335,419 and $3,044,047, respectively and were capitalized as offering costs in “Additional paid-in capital” on our balance sheet. In the year ended December 31, 2003, Behringer Securities’ commissions and dealer manager fees totaled $558,218 and $205,136, respectively and were capitalized as offering costs in “Additional paid-in capital” on our balance sheet.

Behringer Advisors, our affiliated advisor, or its affiliates, received up to 2.5% of gross offering proceeds for reimbursement of organization and offering expenses incurred in connection with the Initial Offering. As of December 31, 2004, $5,580,496 of organization and offering expenses had been incurred by Behringer Advisors on our behalf, of which

$3,244,938 had been reimbursed by us and the balance of $2,335,558 will be reimbursed at a rate of 2.5% of equity raised in the Initial Offering and 2.0% of equity raised in our Current Offering; except that no organization and offering expenses will be reimbursed with respect to purchases made pursuant to our distribution reinvestment plan. Of the $3,244,938 of organization and offering expenses reimbursed by us through December 31, 2004, $3,009,465 had been capitalized as offering costs in “Additional paid-in capital” on our balance sheet and $235,473 has been expensed as organizational costs. For the year ended December 31, 2004, $3,040,050 of organization and offering expenses were reimbursed by us, of which $2,822,153 was capitalized as offering costs in “Additional paid-in capital” and $217,897 was expensed as organizational costs. For the year ended December 31, 2003, $204,887 of organization and offering expenses were reimbursed by us, of which $187,312 was capitalized as offering costs in “Additional paid-in capital” and $17,575 was expensed as organizational costs. Behringer Advisors or its affiliates determines the amount of organization and offering expenses owed based on specific invoice identification as well as an allocation of costs to us and Behringer Harvard Mid-Term Value Enhancement Fund I LP and Behringer Harvard Short-Term Opportunity Fund I LP, our affiliates, based on anticipated respective equity offering sizes of those entities.

In connection with the Initial Offering and for acquisitions made prior to February 11, 2005, Behringer Advisors or their affiliates also received acquisition and advisory fees of up to 3.0% of the contract purchase price of each asset for the acquisition, development or construction of real property or, with respect to any mortgage loan, up to 3.0% of the funds advanced for the purchase or making of a mortgage loan. In connection with the Current Offering, such fees have been reduced to 2.5% for acquisitions made on or after February 11, 2005. Behringer Advisors or their affiliates also received up to 0.5% of the contract purchase price of the real estate assets we acquired or, with respect to the making or purchase of a mortgage loan, up to 0.5% of the funds advanced, for reimbursement of expenses related to making investments. In the year ended December 31, 2004, Behringer Advisors earned $5,103,032 in acquisition and advisory fees for the investments we acquired. In the year ended December 31, 2003, Behringer Advisors earned $220,193 in acquisition and advisory fees for the investments we acquired. We capitalized these fees as part of our real estate or investments in tenant-in-common interests.

We have paid and expect to pay in the future HPT Management LP (“HPT Management”), our affiliated property manager, fees for the management and leasing of our properties, which may be subcontracted to unaffiliated third parties. Such fees are expected to equal 3.0% of gross revenues of the respective property, plus leasing commissions based upon the customary leasing commission applicable to the geographic location of the respective property. We incurred fees of $205,515 in the year ended December 31, 2004 for the services provided by HPT Management in connection with the tenant-in-common investments. We incurred fees of $7,148 in the year ended December 31, 2003 for the services provided by HPT Management in connection with our tenant-in-common investments and other real estate investments.

In connection with the Initial Offering, we have paid Behringer Advisors an annual advisor asset management fee of 0.5% of aggregate asset value for periods prior to March 2005. Any portion of the asset management fee may be deferred and paid in a subsequent year. In connection with the Current Offering, such fees have been increased to 0.6% of aggregate asset value for periods starting after February 2005. In the year ended December 31, 2004, we incurred $89,596 of advisor asset management fees. In the year ended December 31, 2003, we incurred $3,072 of advisor asset management fees.

Behringer Advisors or their affiliates will also be paid fees if the advisor provides a substantial amount of services, as determined by our independent directors, in connection with the sale of one or more properties. In such event, we will pay the advisor an amount not exceeding the lesser of: (A) one-half of the brokerage commission paid, or (B) 3.0% of the sales price of each property sold, provided that such fee will be subordinated to distributions to investors from sales proceeds of an amount which, together with prior distributions to the investors, will equal (1) 100.0% of their capital contributions plus (2) a 9.0% annual, cumulative, non-compounded return on their capital contributions. Subordinated disposition fees that are not payable at the date of sale, because investors have not yet received their required minimum distributions, will be deferred and paid at such time as these subordination conditions have been satisfied. In addition, after investors have received a return of their net capital contributions and a 9.0% annual, cumulative, non-compounded return, then Behringer Advisors is entitled to 15.0% of remaining net sales proceeds. Subordinated participation in net sales proceeds that are not payable at the date of sale, because investors have not yet received their required minimum distribution, will be deferred and paid at such time as the subordination conditions have been satisfied.

Upon listing of our common stock on a national securities exchange or inclusion for quotation on The NASDAQ Stock Market, a listing fee will be paid to Behringer Advisors equal to 15.0% of the amount by which the market value of our outstanding stock plus distributions we paid prior to listing exceeds the sum of (i) the total amount of capital raised from investors and (ii) a 9.0% annual, cumulative, non-compounded return to investors on their capital contributions. Upon termination of the Advisory Agreement with Behringer Advisors, a performance fee will be paid to Behringer Advisors of 15.0% of the amount by which our appraised asset value at the time of such termination exceeds the aggregate capital contributions contributed by investors plus payment to investors of a 9.0% annual, cumulative, non-compounded return on the capital contributed by investors. No performance fee will be paid if we have already paid or become obligated to pay Behringer Advisors a listing fee. Persons independent of us and independent of our advisor will perform such appraisal of our asset value.

We will reimburse Behringer Advisors for all expenses it pays or incurs in connection with the services it provides to us, subject to the limitation that we will not reimburse Behringer Advisors for any amount by which the advisor’s operating expenses (including the asset management fee) at the end of the four fiscal quarters immediately preceding the date reimbursement is sought exceeds the greater of: (i) 2.0% of our average invested assets, or (ii) 25.0% of our net income for that four quarter period other than any additions to reserves for depreciation, bad debts or other similar non-cash reserves and any gain from the sale of our assets for that period.

At December 31, 2004, we had a receivable from affiliates of $200,747. This balance includes an expected refund of $200,000 from State Farm Life Insurance Company related to the acquisition of Enclave on the Lake. The refund was received by Harvard Property Trust, LLC in 2004 and will be refunded to us in April 2005.

We are dependent on Behringer Advisors, Behringer Securities and HPT Management for certain services that are essential to us, including the sale of shares of our common stock, asset acquisition and disposition decisions, property management and leasing services and other general administrative responsibilities. In the event that these companies were unable to provide us with the respective services, we would be required to obtain such services from other sources.

PROPOSAL 2

APPROVAL OF 2005 INCENTIVE AWARD PLAN

General

Our stockholders are being asked to approve the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan (the “2005 Incentive Award Plan”). The Board of Directors approved and adopted the 2005 Incentive Award Plan, subject to approval by our stockholders, on March 28, 2005.

The 2005 Incentive Award Plan will provide for equity awards to our employees, directors and consultants and employees, directors and consultants of our affiliates, including Behringer Advisors LP, Behringer Harvard Holdings, LLC, Behringer Securities LP and HPT Management Services LP. Our Board of Directors has determined that it is advisable to provide equity-based incentive awards to our employees, directors and consultants and employees, directors and consultants of our affiliates, thereby aligning the interests of such individuals with those of our stockholders, and that awards under the 2005 Incentive Award Plan are an effective means of providing such incentive compensation.

The 2005 Incentive Award Plan authorizes the grant to our employees of options intended to qualify as ISOs under Section 422 of the Code. The 2005 Incentive Award Plan also authorizes the grant of awards consisting of nonqualified stock options (“NQSOs”), restricted stock, restricted stock units, restricted unit awards, and stock appreciation rights (“SARs”).

If the 2005 Incentive Award Plan is approved by the stockholders at the Annual Meeting, no additional options will be granted pursuant to the Director Option Plan, no warrants or options will be granted pursuant to the Director Warrant Plan and the Employee Option Plan, respectively, and such plans will be terminated.

Vote Required; Board Recommendation

A majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is required to approve the 2005 Incentive Award Plan. Accordingly, abstentions and broker non-votes as to the approval of the 2005 Incentive Award Plan will not affect the result of the vote. Unless instructed to the contrary, the shares represented by executed proxies will be voted “FOR” the approval of the 2005 Incentive Award Plan. The Board of Directors recommends a vote “FOR” the approval of the 2005 Incentive Award Plan.

Summary of the 2005 Incentive Award Plan

The following is a summary of the principal features of the 2005 Incentive Award Plan as it is currently proposed. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Incentive Award Plan and is qualified in its entirety by reference to the 2005 Incentive Award Plan itself, which is included as Annex A to this Proxy Statement.

Administration

Administration of the 2005 Incentive Award Plan is carried out by the Board. The Board, acting in its absolute discretion, will exercise such powers and take such action as expressly called for under the 2005 Incentive Award Plan. The Board will have the power to interpret the 2005 Incentive Award Plan and, subject to the terms and provisions of this 2005 Incentive Award Plan, to take such other action in the administration and operation of the 2005 Incentive Award Plan as it deems equitable under the circumstances. The Board may delegate its authority under the 2005 Incentive Award Plan, in whole or in part, to a committee appointed by the Board consisting of not less than one director or to one or more other persons to whom the powers of the Board under the 2005 Incentive Award Plan may be delegated in accordance with applicable law.

Eligibility

Equity-based incentive awards under the 2005 Incentive Award Plan may be granted to our employees, directors and consultants and employees, directors and consultants of our affiliates. If approved, we estimate that approximately 100 persons currently will be eligible to participate in the 2005 Incentive Award Plan, namely our five executive officers, our three non-employee directors and approximately 92 employees, directors and consultants of our affiliates. Only employees of Behringer Harvard REIT I, a parent of Behringer Harvard REIT I or a subsidiary of Behringer Harvard REIT I, will be eligible to receive a grant of ISOs.

Maximum Shares and Award Limits

The total number of shares that may be issued pursuant to incentive awards under the 2005 Incentive Award Plan will not exceed the total number of all shares that were reserved for issuance under the Director Option Plan, the Director

Warrant Plan, and the Employee Option Plan (the “Prior Plans”) which as of the effective date of the 2005 Incentive Award Plan (1) have not been issued and are not subject to any outstanding awards under the Prior Plans, or (2) are subject to outstanding awards under the Prior Plans, but subsequently, through cancellation or expiration or lapse of such awards or otherwise, again would become available for issuance under the Prior Plans (if such plans were not terminated and able to grant further awards), all as adjusted pursuant to the adjustment terms of the 2005 Incentive Award Plan. Thus, any shares which were reserved for issuance under the Prior Plans and which are not actually issued under such Prior Plans or which were issued under such Prior Plans but which again become available for issuance under such Prior Plans for any reason will become shares available for issuance under the 2005 Incentive Award Plan.  As a result, the total number of shares of common stock reserved for issuance pursuant to the 2005 Incentive Award Plan will never exceed the number of shares originally reserved for issuance under the Prior Plans. Furthermore, the total number of shares that may be issued pursuant to the exercise of ISOs under the 2005 Incentive Award Plan will at all times be exactly the same as the total number of shares that may be issued pursuant to incentive awards under the 2005 Incentive Award Plan pursuant to the preceding sentences. Notwithstanding anything herein to the contrary, no participant in the 2005 Incentive Award Plan may be granted incentive awards covering an aggregate number of shares in excess of five million (5,000,000) in any calendar year, and any shares subject to an incentive award which again become available for use under the 2005 Incentive Award Plan after the cancellation, expiration or exchange of such incentive award thereafter will continue to be counted in applying this calendar year participant limitation.

As of April 1, 2005, 11,991,000 shares may be issued pursuant to incentive awards under the 2005 Incentive Award Plan; provided, however, that such number could subsequently increase to up to 12,000,000 shares through the cancellation or expiration or lapse of options outstanding as of the Record Date.

Terms and Conditions of All Incentive Awards

Awards granted under the 2005 Incentive Award Plan will be evidenced by an incentive award agreement, which will contain such terms and provisions as our Board of Directors deems appropriate except as otherwise specified in the 2005 Incentive Award Plan. We currently intend that options granted under the 2005 Incentive Award Plan will become exercisable on the first anniversary of the date of grant, and we do not intend to grant any stock appreciation rights or restricted stock units unless such types of awards will not receive unfavorable tax consequences under the recently enacted American Jobs Creation Act of 2004 (“AJCA”). Options granted under the 2005 Incentive Award Plan may be exercised by payment of cash or through the delivery of shares of our common stock with a fair market value equal to the exercise price to be paid. Additionally, options granted under the 2005 Incentive Award Plan may be exercised through a brokerage transaction under Regulation T unless prohibited by the Sarbanes-Oxley Act of 2002.

No option will be granted to a promoter, director, officer, employee, 5% stockholder or affiliate with an exercise price of less than the fair market value of our common stock as of the date of grant as determined by our Board of Directors. Except as otherwise provided in an incentive award agreement, if a change of control occurs and the agreements effecting the change of control do not provide for the assumption or substitution of all options, stock appreciation rights and/or restricted stock units granted under the 2005 Incentive Award Plan, then, generally speaking, the Board in its sole and absolute discretion, may, with respect to any or all of such non-assumed awards, take any or all of the following actions:

•	accelerate the vesting and/or exercisability of such non-assumed option, stock appreciation right or restricted stock unit; and/or

•	unilaterally cancel any such non-assumed option, stock appreciation right or restricted stock unit which has not vested and/or which has not become exercisable; and/or

•	unilaterally cancel any such non-assumed option, stock appreciation right or restricted stock unit in exchange for:

▪
whole and/or fractional shares (or for whole shares and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the gain that could be realized by the award recipient upon the exercise of such option or stock appreciation right, or equal in value to the shares subject to such restricted stock unit (in each case taking into account vesting and/or exercisability); or

▪
cash or other property equal in value to the gain that could be realized upon the exercise of such option or stock appreciation right, or equal in value to the shares subject to such restricted stock unit (in each case taking into account vesting and/or exercisability); and/or,

•
unilaterally cancel such non-assumed option or stock appreciation right after providing the holder of such option or warrant with (1) an opportunity to exercise such non-assumed option or stock appreciation right to the extent vested within a specified period prior to the date of the change of control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

•
unilaterally cancel such non assumed option or stock appreciation right if there would be no gain realized upon the immediate exercise of such option or stock appreciation right (taking into account vesting); and/or

•	unilaterally cancel any restricted stock unit if the fair market value of the shares that were subject to such restricted stock unit is zero.

Generally speaking, except to the extent otherwise provided in an incentive award agreement, or as provided above, if a change of control occurs, an incentive award will be governed by applicable law and the documents effectuating the change of control.

If the number of our outstanding shares is changed into a different number or kind of shares or securities through a reorganization or merger in which we are the surviving entity, or through a combination, recapitalization or otherwise, including a stock split or stock dividend, an appropriate adjustment will be made in the number and kind of shares that may be issued pursuant to the exercise of, or that are subject to, awards granted under the 2005 Incentive Award Plan. A corresponding adjustment to the exercise price of such awards granted prior to any change will also be made. Any such adjustment, however, will not change the total payment, if any, applicable to the portion of the awards not exercised, or subject to such award.

Fair market value as of a given date for purposes of the 2005 Incentive Award Plan is defined generally to mean:

•	the closing sale price for such date, if the shares are traded on a national stock exchange or a national market system;

•	the average of the closing bid and asked prices on such date, if no sale of the shares was reported on such date, if the shares are traded on a national stock exchange or a national market system;

•	the fair market value as determined by our Board of Directors in the absence of an established public trading market for the shares.

Stock Options

Each grant of an option will be evidenced by an incentive award agreement that will specify whether the option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of the 2005 Incentive Award Plan. Subject to adjustment in accordance with the provisions of the 2005 Incentive Award Plan, the exercise price of options granted under the 2005 Incentive Award Plan will be as set forth in the applicable incentive award agreement.  With respect to each grant of an ISO to a participant who is not a “ten percent stockholder” as defined in the 2005 Incentive Award Plan, the exercise price will not be less than the fair market value on the date the ISO is granted. With respect to each grant of an ISO to a “ten percent stockholder,” the exercise price for the options will not be less than one hundred ten percent (110%) of the fair market value on the date the ISO is granted. Each option granted under the 2005 Incentive Award Plan will be exercisable in whole or in part at such time or times as set forth in the related incentive award agreement, but no incentive award agreement will: (i) make an option exercisable before the date such option is granted; or (ii) make an option exercisable after the earlier of: (A) the date such option is exercised in full, or (B) the date that is the tenth anniversary of the date such option is granted, if such option is a NQSO or an ISO granted to a non-“ten percent stockholder,” or the date that is the fifth anniversary of the date such option is granted, if such option is an ISO granted to a “ten percent stockholder.” An incentive award agreement may provide for the exercise of an option after the employment of an employee has terminated for any reason whatsoever, including death or disability. The employee’s rights, if any, upon termination of employment will be set forth in the applicable incentive award agreement. If the recipient of an option receives a hardship distribution from an Internal Revenue Code §401(k) plan sponsored by us, or any parent or subsidiary of us, the option may not be exercised during the six (6) month period following the hardship distribution, unless our Board of Directors determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan.

Stock Appreciation Rights

A stock appreciation right may be granted in connection with all or any portion of a previously or contemporaneously granted option or not in connection with an option.  A stock appreciation right entitles the participant to receive upon exercise or payment the excess of the fair market value of a specified number of shares at the time of exercise, over the applicable stock appreciation right exercise price that will be not less than the exercise price for that number of shares in the case of a stock appreciation right granted in connection with a previously or contemporaneously granted option, or in the case of any other stock appreciation right, not less than 100% of the fair market value of that number of shares at the time the stock appreciation right was granted. The exercise of a stock appreciation right will result in a pro rata surrender of the related option to the extent the stock appreciation right has been exercised.

Restricted Stock Awards

Restricted stock awards are awards of shares granted to a participant under the 2005 Incentive Award Plan whereby the participant has immediate rights of ownership in the shares underlying the award, but such shares are subject to restrictions in accordance with the terms and provisions of the 2005 Incentive Award Plan and the incentive award agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the incentive award agreement pertaining to the award. Shares awarded pursuant to restricted stock awards will be subject to such restrictions as determined by the Board for periods determined by the Board.  Restricted stock awards issued under the 2005 Incentive Award Plan may have restrictions that lapse based upon the service of a participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in the 2005 Incentive Award Plan, or based upon any other criteria that the Board may determine appropriate. Any restricted stock award that becomes exercisable based on the attainment of performance goals must be granted by a committee of the Board, must have its performance goals determined by the committee based upon one or more of the business criteria listed in the 2005 Incentive Award Plan, and must have the attainment of such performance goals certified in writing by the committee in order to meet the performance-based exception from the tax deductibility limitations of §162(m) of the Internal Revenue Code. The Board may require a cash payment from the participant in exchange for the grant of a restricted stock award or may grant a restricted stock award without the requirement of a cash payment; provided, however, if the recipient of a restricted stock award receives a hardship distribution from an Internal Revenue Code §401(k) plan sponsored by us, or any parent or subsidiary of us, the recipient may not pay any amount for the restricted stock award during the six-month period following the hardship distribution, unless our Board of Directors determines that the payment would not jeopardize the tax-qualification of the Internal Revenue Code §401(k) plan.

Restricted Stock Units

Restricted stock units are a contractual right granted to a participant under the 2005 Incentive Award Plan to receive a share that is subject to the restrictions in the 2005 Incentive Award Plan and the applicable incentive award agreement. A restricted stock unit will entitle the participant to receive one share at such future time and upon such terms as specified by the Board in the incentive award agreement evidencing the award. Restricted stock units issued under the 2005 Incentive Award Plan may have restrictions that lapse based upon the service of a participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the participant in exchange for the grant of restricted stock units or may grant restricted stock units without the requirement of a cash payment; provided, however, if the recipient of a restricted stock unit receives a hardship distribution from an Internal Revenue Code §401(k) plan sponsored by us, or any parent or subsidiary of us, no payment for the restricted stock unit may be made by the recipient during the six-month period following the hardship distribution, unless our Board of Directors determines that such payment would not jeopardize the tax-qualification of the Internal Revenue Code §401(k) plan.

Restricted Unit Awards

Restricted units awards are awards of units (i.e., profits interests units of HPT Management) granted to a participant under the 2005 Incentive Award Plan whereby the participant has immediate rights of ownership in the units underlying the award, but such units are subject to restrictions in accordance with the terms and provisions of the 2005 Incentive Award Plan and the incentive award agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the incentive award agreement pertaining to the award. Units awarded pursuant to restricted unit awards will be subject to such restrictions as determined by the Board for periods determined by the Board. Restricted unit awards issued under the 2005 Incentive Award Plan may have restrictions that lapse based upon the service of a participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in the 2005 Incentive Award Plan, or based upon any other criteria that the Board may determine appropriate. Any restricted stock unit which becomes exercisable based on the attainment of performance goals must be granted by a committee of the Board of Directors, must have its performance goals determined by the committee based upon one or more of the business criteria listed in the 2005 Incentive Award Plan, and must have the attainment of such performance goals certified in writing by that committee in order to meet the performance-based exception from the tax deductibility limitations of §162(m) of the Internal Revenue Code.

Amendment of the 2005 Incentive Award Plan

The 2005 Incentive Award Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment will be made absent the approval of our stockholders (a) to increase the number of shares reserved under the 2005 Incentive Award Plan, except as to reservation adjustments in accordance with the 2005 Incentive Award Plan, (b) to extend the maximum life of the 2005 Incentive Award Plan or the maximum exercise period, (c) to decrease the minimum exercise price of options issued under the 2005 Incentive Award

Plan, or (d) to change the designation of recipients eligible for incentive awards under the 2005 Incentive Award Plan. Stockholder approval of other material amendments (such as an expansion of the types of awards available under the 2005 Incentive Award Plan, an extension of the term of the 2005 Incentive Award Plan, a change to the method of determining the exercise price of options issued under the 2005 Incentive Award Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if our common stock is, or becomes, listed or traded on any such established stock exchange or national market system, or for the 2005 Incentive Award Plan to continue to be able to issue incentive awards which meet the performance-based exception from the tax deductibility limitations of §162(m) of the Internal Revenue Code. The Board also may suspend the granting of incentive awards under the 2005 Incentive Award Plan at any time and may terminate the 2005 Incentive Award Plan at any time. We will have the right to modify, amend or cancel any incentive award after it has been granted if (i) the modification, amendment or cancellation does not diminish the rights or benefits of the incentive award recipient under the incentive award (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an incentive award will not be deemed as a diminishment of rights or benefits of such incentive award), (ii) the participant consents in writing to such modification, amendment or cancellation, (iii) we are dissolved or liquidated, (iv) the 2005 Incentive Award Plan and/or the incentive award agreement expressly provides for such modification, amendment or cancellation, or (v) we would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Automatic Option Grants to Non-Employee Directors

Appendix A to the 2005 Incentive Award Plan provides that as of the date on which an individual becomes a director (the “Appointment Grant Date”), such individual will automatically, without any further action necessary on the part of our Board of Directors or any committee thereof, be granted an option to purchase a number of shares of common stock equal to 5,000 multiplied the number of full calendar months from the Appointment Grant Date until the following June 1 and divided by 12, provided that such individual is not an employee of Behringer Harvard REIT I, Inc. or any of our affiliates as of such date. In addition, as of the date on which a non-employee director is elected or re-elected by our stockholders and becomes or continues as a director, such individual will automatically, without any further action necessary on the part of our Board of Directors or any committee thereof, be granted an option to purchase 5,000 shares of common stock effective as of such date, provided that such individual is not our employee as of such date.

The exercise price for each option automatically granted under Appendix A of the 2005 Incentive Award Plan will be at or above the fair market value of the underlying shares of common stock on the date of grant. Until such time as the earlier of (a) we begin having appraisals by an independent third party, (b) we have filed a registration statement for a firm commitment, underwritten public offering of its shares of common stock or (c) our shares of common stock are listed on a national stock exchange or a national market system (the “New Valuation Date”), we have determined that an exercise price that equals or exceeds the price per share at which we are then offering or last offered shares of our common stock in a best efforts, registered public offering, less related selling commissions, dealer manager fees and maximum organization and offering expense reimbursement allowance shall be at or above the fair market value of an underlying share of common stock. We are currently offering shares of common stock in a registered public offering at an offering price of $10.00 per share, with selling commissions, a dealer manager fee and maximum offering expense reimbursement allowance of $0.70, $0.20 and $0.20 per share, respectively. Therefore, any exercise per share in excess of $8.90 shall be at or above the fair market value of an underlying share of common stock until the New Valuation Date. Until changed by the Board of Directors, before the New Valuation Date, options to be granted pursuant to Appendix A of the 2005 Incentive Award Plan will be granted with an exercise price of $9.10 per share. After New Valuation Date, the fair market value will be, as applicable, (i) 100% of the net asset value per share, as determined by the appraisals, (ii) the maximum offering price under the registration statement for a firm commitment, underwritten public offering of its shares of common stock or (iii) the fair market value for such shares as determined in accordance with section 2.15 of the 2005 Incentive Award Plan and the exercise price of options granted under Appendix A will be such fair market value.

Options granted automatically under Appendix A to the 2005 Incentive Award Plan will vest and become fully exercisable on the first anniversary of the date of grant. Except as provided by the Board of Directors or the Committee at the time of grant or thereafter, in the event a non-employee director’s service to the Company terminates before the options have vested, any option granted to the individual that has not vested will be cancelled. Each option granted automatically under Appendix A to the 2005 Incentive Award Plan will remain outstanding until the tenth anniversary of the date of grant. Except as provided by the Board of Directors or the Committee at the time of grant or thereafter, in the event a non-employee director’s service to the Company terminates for any reason, any vested option then held by the individual will be cancelled upon the first to occur of (i) the first anniversary of the date that shares of the common stock are first listed on a national stock exchange or a national market system, and (ii) the tenth anniversary of the date of grant.

If reelected by our stockholders, Messrs. Dannis, Partridge and Witten will be eligible to receive automatic option grants in accordance with Appendix A to the 2005 Incentive Award Plan. Thus, Messrs. Dannis, Partridge and Witten have a substantial interest in the outcome of the stockholder vote on this Proposal 2.

New Plan Benefits

It is anticipated that the following stock option grants will be made under the 2005 Incentive Award Plan as of May 31, 2005 if all of our current non-employee directors are reelected and Proposal 2 is approved by our stockholders. No other option grants under the 2005 Incentive Award Plan are determinable at this time.

2005 Incentive Award Plan

Name and Position	Dollar Value(1)	Number of Shares
Robert M. Behringer.....................................................................................................	—	—
Current executive officers as a group........................................................................	—	—
Current non-employee directors as a group.............................................................	$136,500	15,000
Current employees as a group (2)..............................................................................	—	—
_________________
(1)	Dollar value determined by multiplying the proposed exercise price per share by the number of shares underlying the options expected to be granted.

(2)	Currently, we have no employees.

Federal Income Tax Consequences

The following is a brief general description of the consequences under the Code of the receipt or exercise of stock options under the 2005 Incentive Award Plan. The following description does not discuss all possible tax consequences of the receipt or exercise of stock options under the 2005 Incentive Award Plan, which consequences may vary depending upon a participant’s individual tax and financial circumstances.

Incentive Stock Options

An option holder has no tax consequences upon issuance or, generally, upon exercise of an ISO. However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the option holder for the year in which the option is exercised, and thus may increase the federal income tax liability of the option holder as a result of the exercise of an ISO under the alternative minimum tax rules of the Code. An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the common stock pursuant to the exercise of the ISO.

If an option holder disposes of the common stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. However, if the option holder is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares as of a later date (such later date being the earlier of (1) the expiration of 6 months from the date of exercise, or (2) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the Exchange Act, unless the option holder makes a timely Code §83(b) election in which event the fair market value of the shares will be determined on the date of exercise) and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price. Such capital gain or loss will be treated as long-term or short-term capital gain or loss depending upon whether the holding period applicable to the long-term capital assets has been satisfied.

For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares. If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of a nonqualified stock option (“NQSO”) or on the open market, he generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option's exercise) is considered exchanged under Code §1036 and the rulings thereunder. Accordingly, these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the common stock subject to ISOs which first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to a NQSO instead of an ISO. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.

There will be no tax consequences to us upon issuance or, generally, upon exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, we generally will have a deduction in the same amount, provided we satisfy applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.

Nonqualified Stock Options

Neither Behringer Harvard REIT I nor the option holder has income tax consequences from the issuance of NQSOs. Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. However, if the option holder is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the option holder recognizes ordinary income in the amount by which the fair market value of the shares determined as of a later date exceeds the option price for such shares, with such later date being the earlier of (i) the expiration of six months from the date of exercise, or (ii) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the Exchange Act, unless the option holder makes a timely Code §83(b) election, in which event the fair market value of the shares will be determined on the date of exercise. We generally will be entitled to a deduction in the same amount as the ordinary income recognized by the option holder in our tax year during which the option holder recognizes ordinary income, provided we satisfy applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.

NQSOs issued under the 2005 Incentive Award Plan must have an exercise price which is not less than the fair market value of the stock subject to the NQSO determined as of the date of grant of the NQSO. Therefore, a NQSO issued under the 2005 Incentive Award Plan generally would not be a “nonqualified deferred compensation plan” subject to taxation under Code §409A absent some additional deferral feature. If some additional deferral feature were present in a NQSO, then such option might be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A. If this were to occur, the above-discussed tax consequences would be dramatically changed. We do not intend to issue any NQSO with any additional deferral feature, and, therefore, Code §409A should not apply to NQSOs issued under the 2005 Incentive Award Plan.

Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of the shares acquired through the exercise of a NQSO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the NQSO was exercised (or if the option holder was subject to Section 16(b) of the Exchange Act and did not make a timely Code §83(b) election, the fair market value on the delayed determination date, if applicable.

Special rules apply to an employee who exercises a NQSO by paying the exercise price, in whole or in part, by the transfer of shares of common stock to us. If an option holder exercises a NQSO by paying the option price with previously acquired common stock, the option holder will generally recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code §1036 and the rulings thereunder. Accordingly, no gain or loss is recognized upon the exchange, and the new shares received in the exchange obtain the same holding period and the same basis the option holder had in the old tendered shares. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

The excess new shares received will obtain a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period for the excess new shares commences upon the exercise of the option.

Stock Appreciation Rights

At the time an SAR is granted, an SAR holder will recognize no taxable income, and there are no tax consequences to us. The SAR holder will recognize taxable income at the time the SAR is exercised in an amount equal to the amount of cash and the fair market value of the shares of the common stock received upon such exercise. However, if the SAR holder is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the SAR holder will recognize taxable income at the time the SAR is exercise in an amount equal to the amount of cash received upon exercise and the fair market value (determined as of the earlier of (i) the expiration of 6 months from the date of exercise, or (ii) the first day on which the disposition of such property would not subject such SAR holder to suit under Section 16(b) of the Exchange Act, unless the SAR holder makes a timely Code §83(b) election) of the common stock received upon such exercise. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates. We generally will be entitled to a deduction with respect to the exercise of a SAR in an amount equal to the amount of ordinary income recognized by the SAR holder upon such exercise, provided we satisfy applicable federal income tax reporting requirements or the SAR holder actually reports such income on his or her federal income tax returns. Any gain or loss upon the disposition of the common stock acquired pursuant to the exercise of a SAR will qualify as short-term or long-term capital gain or loss depending on how long the SAR holder holds the common stock before such disposition.

If an SAR issued under the 2005 Incentive Award Plan does not have an exercise price which is greater than or equal to the fair market value of the stock subject to the SAR as of the date of grant of the SAR, then such SAR issued under the 2005 Incentive Award Plan generally would be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A. Even if an SAR issued under the 2005 Incentive Award Plan does have an exercise price which is greater than or equal to the fair market value of the stock subject to the SAR as of the date of grant of the SAR, if there is some additional deferral feature within the SAR, if the SAR is payable in a form other than shares, or if the stock subject to the SAR is not traded on an established securities market, the SAR will be considered to be a “nonqualified deferred compensation plan” under Code §409A. If this were to occur, the above-discussed tax consequences for a SAR would be dramatically changed. The Company does not intend to issue any SAR which might be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A.

Restricted Stock

A holder of restricted stock will generally recognize income upon its receipt, but only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. If a holder of restricted stock cannot sell the common stock without being subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the common stock will be treated as subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse, less any purchase price paid. That income generally will be taxable at ordinary income tax rates. We generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock, provided we satisfy applicable federal income tax reporting requirements or the holder of the restricted stock actually reports such income on his or her federal income tax return.

Alternatively, a holder of restricted stock may make a timely Code §83(b) election to recognize ordinary income for the taxable year in which he receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to him (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the purchase price, if any, and the amount received on the disposition of the shares. Such gain will be taxable at the applicable capital gains rate. A timely Code §83(b) election must be made within 30 days after the transfer of the restricted stock (or beneficial rights in such restricted stock) to the holder. We will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder at the time of his election, provided we satisfy applicable federal income tax reporting requirements or the employee actually reports such income on his or her federal income tax returns.

Cash dividends paid to a holder of restricted stock prior to the date the restricted stock is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income of the holder of restricted stock in the year received. Depending upon the period shares of common stock are held after receipt by a holder of restricted stock, the sale or other taxable disposition of such shares will result in short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares generally (i) when the restricted stock is no longer subject to a substantial risk of forfeiture, or (ii) upon receipt if a timely Code §83(b) election was made with respect to the shares.

Limitation on Company Deductions

Notwithstanding the preceding provisions, no federal income tax deduction is allowed for compensation paid to a “covered employee” in any taxable year to the extent that such compensation exceeds $1,000,000. The $1,000,000 limitation is reduced (but not below zero) by the amount (if any) that would have been included in the compensation of a covered employee for a taxable year but for being disallowed by reasons of being a golden parachute payment under Code §280G (See “Golden Parachute Payments” below). For this purpose, “covered employees” generally include our chief executive officer and our four highest compensated officers, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to compensation that is commission-based compensation, performance-based compensation, compensation which would not be includable in an employee’s gross income, and compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

Regulations indicate that compensation attributable to a stock option or a stock appreciation right generally will satisfy the limitation exception for performance based compensation if the grant or award is made by a “compensation committee” (a committee composed of “outside” directors), the plan under which the option or right is granted states the maximum number of shares with respect to which the options or rights may be granted during a specified period to any employee, and, under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. Options and SARs granted under the 2005 Incentive Award Plan may possibly satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options or rights.

Awards under the 2005 Incentive Award Plan generally may satisfy the limitation exception for performance-based compensation if (1) compensation received under the award is paid solely on account of, and contingent upon, the attainment of one or more pre-established, objective performance goals established by a “compensation committee,” (2) the material terms of the performance goal under which the compensation is to be paid must be disclosed to, and subsequently approved by, the stockholders before the compensation is paid, and (3) the “compensation committee” must certify in writing prior to payment of the compensation that the performance goals and other material terms have been satisfied.

ERISA

The 2005 Incentive Award Plan is not intended to be an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) as it does not provide either welfare benefits or a deferral of income for periods extending to the termination of employment or retirement.

Golden Parachute Payments

Under Section 280G of the Code, no federal income tax deduction is allowed to a corporation for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subject the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for a corporation, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in the ownership or effective control of a corporation, to the extent that such payments (in present value) exceed three times the payee’s average annual taxable compensation from the corporation for the previous five years. Certain payments with respect to nonpublicly traded corporations, payments for reasonable compensation for services rendered after a change of control and payments from qualified plans are generally not included in determining “excess parachute payments.”

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND BEHRINGER HARVARD REIT I, INC. WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 2005 INCENTIVE AWARD PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE DIRECTOR’S, EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE DIRECTOR, EMPLOYEE OR CONSULTANT MAY RESIDE.

ADDITIONAL INFORMATION

Stockholder Proposals

Rules of the SEC require that any proposal by a stockholder for consideration at the 2006 Annual Meeting of Stockholders must be received by us no later than December 16, 2005, if any such proposal is to be eligible for inclusion in our proxy materials for our 2006 Annual Meeting. Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our Bylaws. Our Bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our Bylaws must be complied with, including, but not limited to, delivery of notice, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the annual meeting held in the prior year. Accordingly, under our current Bylaws, a stockholder nomination or proposal intended to be considered at the 2006 Annual Meeting of Stockholders must be received by us no earlier than December 16, 2005 and not later than January 15, 2006. Our Secretary will provide a copy of our Bylaws upon written request and without charge.

We have adopted a process for stockholders to send communications to our Board. A description of the manner in which stockholders can send such communications appears above under “Communication with Directors” and can also be found on our website at www.bhfunds.com.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

                                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                                      _________________________________________
                                   Gerald J. Reihsen, III
                                   Secretary

ANNEX A

Behringer Harvard REIT I, Inc.
2005 Incentive Award Plan

Section 1.
Purpose

The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive Shares, to receive Units, or to receive compensation that is based upon appreciation in the value of Shares or Units to Eligible Recipients in order to attract and retain Eligible Recipients by providing an incentive to work to increase the value of Shares and Units and a stake in the future of the Company that corresponds to the stake of each of the Company's stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Restricted Unit Awards, and Stock Appreciation Rights to aid the Company in obtaining these goals.

Section 2.
Definitions

Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Incentive Award Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Incentive Award Agreements issued under this Plan.

2.1    Affiliate means BHR Partners, LLC, Behringer Harvard Operating Partnership I, LP, Behringer Advisors LP, Behringer Harvard Partners, LLC, Behringer Securities LP, and HPT Management Services LP.

2.2    Board means the Board of Directors of the Company.

2.3    Cause shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

2.4    Change of Control means either of the following:

  (a)    any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

  (b)    any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

2.5    Code means the Internal Revenue Code of 1986, as amended.

2.6    Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

2.7    Common Stock means the common stock of the Company.

2.8    Company means Behringer Harvard REIT I, Inc., a Maryland corporation, and any successor to such organization.

2.9    Constructive Discharge means a termination of employment with the Company by an Employee due to any of the following events if the termination occurs within thirty (30) days of such event:

    (a)    Forced Relocation or Transfer. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent on the Employee’s being transferred to a site of employment which is located further than 50 miles from the Employee’s current site of employment. For this purpose, an Employee’s site of employment shall be the site of employment to which they are assigned as their home base, from which their work is assigned, or to which they report, and shall be determined by the Committee in its sole discretion on the basis of the facts and circumstances.

    (b)    Decrease in Salary or Wages. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a salary or wage rate which is less than the Employee’s prior salary or wage rate.

    (c)    Significant and Substantial Reduction in Benefits. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Employee’s cash compensation. The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Employee, and any salary or wages paid to the Employee. However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Employee by a successor employer as a result of a change of the Employee’s employment from employment with the Company to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated Employees of the successor.

2.10    Director means a member of the Board.

2.11    Eligible Recipient means an Employee and/or a Key Person.

2.12    Employee means a common law employee of the Company, a Subsidiary, a Parent or an Affiliate.

2.13    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14    Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.15    Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

    (a)    If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

    (b)    If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer "bid" and "ask" prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

    (c)    In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

2.16    FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

2.17    Incentive Award means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Restricted Unit Award, or a Stock Appreciation Right.

2.18    Incentive Award Agreement means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of an Incentive Award.

2.19    Initial Limited Partner shall mean HPT Management LP, a Texas limited partnership.

2.20    Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.21    ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.

2.22    Key Person means (1) a member of the Board who is not an Employee, or (2) a consultant or advisor; provided, however, that such consultant or advisor must be a natural person who is providing or will be providing bona fide services to the Company, a Subsidiary, a Parent or an Affiliate, with such services (1) not being in connection with the offer or sale of securities in a capital-raising transaction, and (2) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary, a Parent or an Affiliate, within the meaning of the general instructions to SEC Form S-8.

2.23    NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.

2.24    Option means an ISO or a NQSO.

2.25    Outside Director means a Director who is not an Employee and who qualifies as (1) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an “outside director” under Code §162(m) and the regulations promulgated thereunder.

2.26    Parent means any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Incentive Award, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain. However, for purposes of interpreting any Incentive Award Agreement issued under this Plan as of a date of determination, Parent shall mean any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Incentive Award and thereafter through such date of determination, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

2.27    Participant means an individual who receives an Incentive Award hereunder.

2.28    Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code §162(m).

2.29    Plan means the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan, as may be amended from time to time.

2.30    Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Incentive Award Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Incentive Award Agreement pertaining to the award.

2.31    Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Incentive Award Agreement.

2.32    Restricted Unit Award means an award of Units granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Units underlying the award, but such Units are subject to restrictions in accordance with the terms and provisions of this Plan and the Incentive Award Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Incentive Award Agreement pertaining to the award.

2.33    SAR Exercise Price means the amount per Share specified in an Incentive Award Agreement with respect to a Stock Appreciation Right, the excess of the Fair Market Value of a Share over and above such amount, the holder of such Stock Appreciation Right may be able to receive upon the exercise or payment of such Stock Appreciation Right.

2.34    Share means a share of the Common Stock of the Company.

2.35    Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

2.36    Subsidiary means any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Incentive Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Incentive Award Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Incentive Award and thereafter through such date of determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.37    Ten Percent Stockholder means a person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent.

2.38    Unit shall mean a “Profits Interest Unit” that represents the right to receive profits and appreciation earned by, or which inure to, the Initial Limited Partner after the date of issuance of such Unit.

Section 3.
Shares & Units Subject to Incentive Awards

Shares Subject to Incentive Awards. The total number of Shares that may be issued pursuant to Incentive Awards under this Plan shall not exceed the total number of all Shares which were reserved for issuance under the Behringer Harvard REIT I Non-Employee Director Stock Option Plan, the Behringer Harvard REIT I Non-Employee Director Warrant Plan, and the Behringer Harvard REIT I 2002 Employee Stock Option Plan (the “Prior Plans”) which (1) have not, as of the effective date of this Plan, been issued and are not, as of the effective date of this Plan, subject to any outstanding awards under the Prior Plans, or (2) are, as of the effective date of this Plan, subject to outstanding awards under the Prior Plans, but subsequently, through cancellation or expiration or lapse of such awards or otherwise, again would become available for issuance under the Prior Plans (if such plans were not terminated and able to grant further awards), all as adjusted pursuant to Section 10. It is the intent of the foregoing sentence that any Shares which were reserved for issuance under the Prior Plans and which are not actually issued under such Prior Plans or which were issued under such Prior Plans but which again become available for issuance under such Prior Plans for any reason shall become Shares available for issuance under this Plan.  Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Incentive Award that remain after the cancellation, expiration or exchange of such Incentive Award thereafter shall again become available for use under this Plan. The total number of Shares that may be issued pursuant to the exercise of ISO’s under this Plan shall at all times be exactly the same as the total number of Shares that may be issued pursuant to Incentive Awards under this Plan pursuant to the preceding sentences. Notwithstanding anything herein to the contrary, no Participant may be granted Incentive Awards covering an aggregate number of Shares in excess of five million (5,000,000) in any calendar year, and any Shares subject to an Incentive Award which again become available for use under this Plan after the cancellation, expiration or exchange of such Incentive Award thereafter shall continue to be counted in applying this calendar year Participant limitation.

Section 4.
Effective Date

The effective date of this Plan shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption, provided the stockholders of the Company approve this Plan within twelve (12) months after such effective date. If such effective date comes before such stockholder approval, any Incentive Awards granted under this Plan before the date of such approval automatically shall be granted subject to such approval.

Section 5.
Administration

5.1    General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

5.2    Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Incentive Awards in a manner consistent with the Plan, to determine the terms and conditions of Incentive Awards in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Incentive Awards as allowed under the Plan and such Incentive Awards. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.

5.3    Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Incentive Awards that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Incentive Awards to Insiders that will be exempt from Section 16(b) of the Exchange Act.

5.4    Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries, and the Initial Limited Partner, its partners, and their estates and beneficiaries.

5.5    Indemnification for Decisions. No member of the Board or the Committee (or a sub-committee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Incentive Award granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a director (other than an independent director of the Company), the loss or liability was the result of negligence or misconduct by the director, or (b) in the case that the director is an independent director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the director. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders.

5.6    Units as Incentive Awards. To the extent that any Incentive Awards involve Units, the Board, acting for the Company as manager of the Initial Limited Partner, shall cause the Initial Limited Partner to issue Units pursuant to the terms and provisions of the Plan.

Section 6.
Eligibility

Eligible Recipients selected by the Board shall be eligible for the grant of Incentive Awards under this Plan, but no Eligible Recipient shall have the right to be granted an Incentive Award under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees of the Company, a Parent or a Subsidiary, shall be eligible to receive a grant of ISO’s.

Section 7
Terms of Incentive Awards

7.1    Terms and Conditions of All Incentive Awards.

  (a)    Grants of Incentive Awards. The Board, in its absolute discretion, shall grant Incentive Awards under this Plan from time to time and shall have the right to grant new Incentive Awards in exchange for outstanding Incentive Awards, including, but not limited to, exchanges of Stock Options for the purpose of achieving a lower Exercise Price. Incentive Awards shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Incentive Awards, or to grant Incentive Awards to all Eligible Recipients, or to grant all Incentive Awards subject to the same terms and conditions.

  (b)    Shares & Units Subject to Incentive Awards. The number of Shares or Units as to which an Incentive Award shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

  (c)    Incentive Award Agreements. Each Incentive Award shall be evidenced by an Incentive Award Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

  (d)    Date of Grant. The date an Incentive Award is granted shall be the date on which the Board (1) has approved the terms and conditions of the Incentive Award Agreement, (2) has determined the recipient of the Incentive Award and the number of Shares or Units covered by the Incentive Award and (3) has taken all such other action necessary to direct the grant of the Incentive Award.

7.2    Terms and Conditions of Options..

  (a)    Necessity of Incentive Award Agreements. Each grant of an Option shall be evidenced by an Incentive Award Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

  (b)    Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief

Executive Officer of the Company and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

  (c)    Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Incentive Award Agreement.  With respect to each grant of an ISO to a Participant who is not a Ten Percent Stockholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If an Option is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company's governing instrument, or (3) $0.01, whichever price is greater. Any Option intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant. Any Option intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted determined as of the date of such grant. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant.

  (d)    Option Term.  Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Incentive Award Agreement, but no Incentive Award Agreement shall:

(i)    make an Option exercisable before the date such Option is granted; or

(ii)    make an Option exercisable after the earlier of:

                             (A)    the date such Option is exercised in full, or

  (B)    the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder. An Incentive Award Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Incentive Award Agreement.

  (e)    Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Incentive Award Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., “mature shares” for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Incentive Award Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company's equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Incentive Award Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, shall have none of the rights of a stockholder.

  (f)    Conditions to Exercise of an Option.  Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Incentive Award Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. Furthermore, if the recipient of an Option receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Option may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an initial public offering of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

  (g)    Transferability of Options.  An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Incentive Award Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant.

  (h)    Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

  (i)    ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).

  (j)    Potential Repricing of Stock Options. With respect to any Option granted pursuant to, and under, this Plan, the Board (or a committee thereof) may determine that the repricing of all or any portion of existing outstanding Options is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company.

     7.3    Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option.  A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

  (a)    Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Incentive Award Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.

  (b)    Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Incentive Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercisability of a Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be carefully restricted in accordance with Code §409A requirements. Furthermore, if the recipient of a Stock Appreciation Right receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Stock Appreciation Right may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan.

  (c)    Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant’s Incentive Award Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Incentive Award Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances in accordance with the terms and provisions of the Incentive Award Agreement governing such Stock Appreciation Right.. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Incentive Award Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.

  (d)    Special Provisions for Tandem SAR’s. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

  (e)    Code §409A Requirements. A Stock Appreciation Right must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Stock

Appreciation Right should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Stock Appreciation Right.

7.4    Terms and Conditions of Restricted Stock Awards.

  (a)    Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board.  Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 14, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Award which becomes exercisable based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the recipient may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

  (b)    Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

  (c)    Necessity of Incentive Award Agreement. Each grant of a Restricted Stock Award shall be evidenced by an Incentive Award Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

  (d)    Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

  (e)    Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

  (f)    Voting, Dividend & Other Rights. Unless the applicable Incentive Award Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and shall receive dividends during the periods of restriction.

7.5    Terms and Conditions of Restricted Stock Units.

  (a)    Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Incentive Award Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Unit receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, no payment for the Restricted Stock Unit may be made by the recipient during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

  (b)    Vesting of Restricted Stock Units. The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Incentive Award Agreement shall remain subject to forfeiture.

  (c)    Acceleration of Award. The Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

  (d)    Necessity of Incentive Award Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by an Incentive Award Agreement that shall specify the terms, conditions and restrictions regarding the Participant's right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

  (e)    Transferability of Restricted Stock Units. Except as otherwise provided in a Participant's Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

  (f)    Voting, Dividend & Other Rights. Unless the applicable Incentive Award Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

  (g)    Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Restricted Stock Unit should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.

7.6    Terms and Conditions of Restricted Unit Awards.

  (a)    Grants of Restricted Stock Units. Units awarded pursuant to Restricted Unit Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Restricted Unit Awards issued under the Plan may have restrictions that lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) or performance goals established pursuant to the business criteria listed in Section 14, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Unit which becomes exercisable based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception.

  (b)    Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of he applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Units awarded to a Participant.

  (c)    Necessity of Incentive Award Agreement. Each grant of a Restricted Unit Award shall be evidenced by an Incentive Award Agreement that shall specify the terms, conditions and restrictions regarding the Units awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Unit Awards in accordance with Section 12 of this Plan.

  (d)    Restrictions on Units Awarded. Units awarded pursuant to Restricted Unit Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Units acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Units acquired pursuant to the Restricted Units Award, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Units acquired pursuant to the Restricted Unit Award prior to their sale to any other person, “drag along” rights requiring the sale of Units to a third party purchaser in certain circumstances, restrictions or limitations or other provisions that would be applied to other holders of Units under any applicable agreement among the holders of Units or under the limited liability company agreement of the Initial Limited Partner, and restrictions under applicable federal securities laws, and/or under any blue sky or state securities laws applicable to such Units.

            (e)    Transferability of Restricted Unit Awards. A Restricted Unit Award may not be transferred by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

  (f)    Other Rights. The holders of Restricted Unit Awards shall be entitled to only such rights as are afforded such holders under the limited liability company agreement of the Initial Limited Partner.

  (g)    Code §409A Requirements. A Restricted Unit Award must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Restricted Unit Award should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Unit Award.

Section 8.
Securities Regulation

Each Incentive Award Agreement may provide that, upon the receipt of Shares or Units as a result of the exercise of an Incentive Award or otherwise, the Participant shall, if so requested by the Company, hold such Shares or Units for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company and/or the Initial Limited Partner a written statement satisfactory to the Company to that effect. Each Incentive Award Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company and/or the Initial Limited Partner that he or she will not sell or offer to sell any of such Shares or Units unless a registration statement shall be in effect with respect to such Shares or Units under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares or Units transferred upon the exercise of an Incentive Award granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares or Units have not been registered under the 1933 Act or any applicable state securities law and that such Shares or Units may not be sold or offered for sale in the absence of an effective registration statement as to such Shares or Units under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

Section 9.
Life of Plan

No Incentive Award shall be granted under this Plan on or after the earlier of:

  (a)    the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Incentive Awards have been exercised in full or no longer are exercisable, or

  (b)    the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Incentive Awards granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Unit Award or Restricted Stock Unit) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

This Plan shall continue in effect until all outstanding Incentive Awards have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units or Restricted Unit Awards have vested or been forfeited.

Section 10.
Adjustment

Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares or Units subject to Incentive Awards granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company or the Initial Limited Partner, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner that satisfies the requirements of Code §424(a)) the number of Shares reserved under Section 3, and the number of Shares or Units subject to Incentive Awards granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) that provides for the substitution or assumption of such Incentive Awards. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share or Unit, such fractional Share or Unit shall be disregarded, and the number of Shares or Units reserved under this Plan and the number subject to any Incentive Awards granted under this Plan shall be the next lower number of Shares or Units, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

Section 11.
Change of Control of the Company

11.1    General Rule for Options.  Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

    (a)    Accelerate the vesting and/or exercisability of such Non-Assumed Option; and/or

    (b)    Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of the Action Effective Date; and/or

    (c)    Unilaterally cancel such Non-Assumed Option in exchange for:

  (i)    whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; or

  (ii)    cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

    (d)    Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

    (e)    Unilaterally cancel such Non-Assumed Option and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.2    General Rule for SARs. Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

    (a)    Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

    (b)    Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of the Action Effective Date; and/or

    (c)    Unilaterally cancel such Non-Assumed SAR in exchange for:

   (iii)    whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; or

   (iv)    cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

    (d)    Unilaterally cancel such Non-Assumed SAR after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

    (e)    Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

11.3    General Rule for Restricted Stock Units. Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

    (a)    Accelerate the vesting of such Non-Assumed RSU; and/or

    (b)    Unilaterally cancel any such Non-Assumed RSU which has not vested as of the Action Effective Date; and/or

    (c)    Unilaterally cancel such Non-Assumed RSU in exchange for:

   (v)    whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); or

   (vi)    cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); and/or

    (d)    Unilaterally cancel such Non-Assumed RSU and notify the holder of such RSU of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an RSU.

11.4    General Rule for Other Incentive Award Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Incentive Award Agreement pertaining to a particular Incentive Award or as otherwise provided in this Plan, each Incentive Award shall be governed by applicable law and the documents effectuating the Change of Control.

Section 12.
Amendment or Termination

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Eligible Recipients eligible for Incentive Awards under Section 6. Stockholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the Exercise Price of Options issued under the Plan, or a change to the provisions of Section 7.2(j)) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if the Company is, or become, listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue Incentive Awards which meet the Performance-Based Exception. The Board also may suspend the granting of Incentive Awards under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Incentive Award after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Incentive Award recipient under the Incentive Award (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an Incentive Award shall not be deemed as a diminishment of rights or benefits of such Incentive Award), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Incentive Award Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Section 13.
Miscellaneous

13.1    Stockholder or Unit-holder Rights. No Participant shall have any rights as a stockholder of the Company or a Unit holder of the Initial Limited Partner as a result of the grant of an Incentive Award to him or to her under this Plan or his or her exercise of such Incentive Award pending the actual delivery of Shares or Units subject to such Incentive Award to such Participant.

13.2    No Guarantee of Continued Relationship. The grant of an Incentive Award to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Incentive Award Agreement that evidences his or her Incentive Award.

13.3    Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Incentive Award, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to an Incentive Award. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Incentive Award Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Incentive Award Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of an Incentive Award. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

13.4    Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5    Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan. The transfer of an Employee between or among the Company and the Initial Limited Partner shall also not be treated as a termination of his or her employment under this Plan. However, notwithstanding the foregoing, a termination of employment may nonetheless occur for purposes of determining whether an Option will satisfy the requirements of the Code to be an ISO.

13.6    Construction. This Plan shall be construed under the laws of the State of Maryland.

Section 14.
Performance Criteria

14.1    Performance Goal Business Criteria. Unless and until the Board proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Incentive Awards to Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by a Committee composed of two (2) or more Outside Directors for purposes of such grants shall be chosen from among the following:

    (a)    Earnings per share;

    (b)    Net income (before or after taxes);

    (c)    Return measures (including, but not limited to, return on assets, equity or sales);

    (d)    Cash flow return on investments which equals net cash flows divided by owners equity;

    (e)    Earnings before or after taxes, depreciation and/or amortization;

    (f)    Gross revenues;

    (g)   Operating income (before or after taxes);

    (h)   Total stockholder returns;

    (i)    Corporate performance indicators (indices based on the level of certain services provided to customers);

    (j)    Cash generation, profit and/or revenue targets;

    (k)   Growth measures, including revenue growth, as compared with a peer group or other benchmark;

    (l)    Share price (including, but not limited to, growth measures and total stockholder return); and/or

    (m)         Pre-tax profits.

14.2    Discretion in Formulation of Performance Goals. The Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Incentive Awards that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Incentive Awards downward).

14.3    Performance Periods. The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to an Incentive Award. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

14.4    Modifications to Performance Goal Business Criteria. In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Board determines that it is advisable to grant Incentive Awards that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m); otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

APPENDIX A

1.    Option Grant Upon Appointment as Outside Director:  As of the date on which an individual becomes an Outside Director (the “Appointment Grant Date”), such individual shall automatically, without any further action necessary on the part of the Board or any committee thereof, be granted an Option effective as of the Appointment Grant Date to purchase a number of shares equal to five thousand (5,000) shares of common stock of the Company multiplied the number of full calendar months from the Appointment Grant Date until the following June 1 and divided by 12, provided that such individual is not an employee of the Company as of such date.

2.    Option Grant Upon Election as Outside Director:  Subject to paragraph 3 below, as of the date on which an individual is elected or re-elected by the stockholders of the Company to serve as an Outside Director and becomes or continues as an Outside Director, such individual shall automatically, without any further action necessary on the part of the Board or any committee thereof, be granted an Option to purchase five thousand (5,000) shares of common stock of the Company effective as of such date, provided that such individual is not an employee of the Company as of such date.

3.    Exercise Price for Options:  The exercise price for each option automatically granted under the foregoing provisions shall be at or above the fair market value of the underlying shares of common stock on the date of grant. Until such time as the earlier of (a) the Company begins having appraisals by an independent third party, (b) the Company has filed a registration statement for a firm commitment, underwritten public offering of its shares of common stock or (c) the shares of common stock are listed on a national stock exchange or national market system (the “New Valuation Date”), the Company has determined that an exercise price that equals or exceeds the price per share at which the Company is then offering or last offered shares of its common stock in a best efforts, registered public offering, less related selling commissions, dealer manager fees and maximum organization and offering expense reimbursement allowance shall be at or above the fair market value of an underlying share of common stock. The Company is currently offering shares of common stock in a registered public offering at an offering price of $10.00 per share, with selling commissions, a dealer manager fee and maximum offering expense reimbursement allowance of $0.70, $0.20 and $0.20 per share, respectively. Therefore, any exercise per share in excess of $8.90 shall be at or above the fair market value of an underlying share of common stock until the New Valuation Date. Until changed by the Board, before the New Valuation Date, the Options to be granted pursuant to this Appendix A shall be granted with an exercise price of $9.10 per share. After New Valuation Date, the fair market value shall be, as applicable, (i) 100% of the net asset value per share, as determined by the appraisals, (ii) the maximum offering price under the registration statement for a firm commitment, underwritten public offering of its shares of common stock or (iii) the fair market value for such shares as determined in accordance with section 2.15 of the Plan and the exercise price of Options granted under this Appendix A shall be such fair market value.

4.    Vesting: Options granted automatically under the foregoing provisions shall vest and become fully exercisable on the first anniversary of the date of grant. Except as provided by the Board or the Committee at the time of grant or thereafter, in the event an Outside Director’s service to the Company terminates before the Options have vested, any Option granted to such Outside Director that has not vested shall be cancelled and the Outside Director shall have no further right or interest in such forfeited Option.

      5.    Term of Options: Each Option granted automatically under the foregoing provisions shall remain outstanding until the tenth anniversary of the date of grant. Except as provided by the Board or the Committee at the time of grant or thereafter, in the event an Outside Director’s service to the Company terminates for any reason, any vested Option then held by such Outside Director shall be cancelled upon the first to occur of (i) the first anniversary of the date that shares of the Common Stock are first listed on a national stock exchange or a national market system, and (ii) the tenth anniversary of the date of grant.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
Behringer Harvard REIT I, Inc.
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Behringer Harvard REIT I, Inc., a Maryland corporation (the “Company”), hereby appoints Gerald J. Reihsen, III, Gary S. Bresky and M. Jason Mattox or any one of them, with full power of substitution, to attend the Annual Meeting of Stockholders to be held at the Mayfair Room of the InterContinental Hotel Dallas, 15201 Dallas Parkway, Addison, Texas, on May 31, 2005, at 2:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

IF YOU VOTE BY MAIL, PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PAID ENVELOPE. DO NOT RETURN THE PROXY STATEMENT. IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

(Please date and sign on reverse)
(Continued on reverse side)

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PLEASE VOTE

The votes entitled to be cast by the Stockholder will be cast as directed by the Stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Stockholder will be cast “FOR” all nominees in Proposal 1, “FOR” Proposal 2, and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK INK.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 1 AND 2

1. Election of Directors - Nominees	For	Withhold	For All Except		For	Against	Abstain
01 Behringer 02 Aisner 03 Dannis 04 Partridge 05 Witten	☐	☐	☐	2. Approval of 2005 Incentive Award Plan	☐	☐	☐
Except Nominee(s) written above

Signature	Date:
Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope

Signature	Date:
Required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

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VOTE BY PHONE:	You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this form.

OPTION A:     To vote as the Board of Directors recommends on ALL proposals: Press 1

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